Note 26 - Acquisitions	12 Months Ended
Oct. 31, 2024
Statement Line Items [Line Items]
Disclosure of business combinations [text block]
26.	Acquisitions:

Acquisition of Stearns Bank Holdingford N.A.

On August 30, 2024 the Bank through its wholly-owned US subsidiary VersaHoldings US Corp., acquired 100% of the outstanding shares of shares of Minnesota-based Stearns Bank Holdingford N.A. ("SBH"), a privately held, wholly-owned subsidiary of Stearns Financial Services Inc. based in St. Cloud, Minnesota, for cash consideration of US$14.1 million (CA$19.0 million). SBH is a fully operational, OCC (Office of the Comptroller of the Currency)-chartered national bank, focused on small business lending. The acquisition followed the approval for acquisition received in June 2024 from OSFI, as well as the US’s OCC and the US Federal Reserve.

Upon the close of the share acquisition of SBH, the Bank acquired approximately US$68.4 million (CA$92.3 million) in assets and assumed approximately US$54.3 million (CA$73.3 million) in deposits and other liabilities and renamed SBH as VersaBank USA. The acquisition will provide the Bank with access to US deposits to support the growth of its Receivable Purchase Program business. The acquisition is expected to be accretive to the Bank’s earnings per share within the first year after closing; and, VersaBank USA was well capitalized, as per the OCC’s definition of same, with a Total Capital ratio in excess of 10% as at August 30, 2024.

In furtherance of the Bank’s strategic initiatives and in light of current US regulatory requirements, management has expressed an intention to divest DRTC, which operates within the financial technology industry. Discussions with potential buyers are currently underway. As of October 31, 2024, the subsidiary has not been classified as "held for sale" in accordance with IFRS 5, Non-current Assets Held for Sale and Discontinued Operations, because certain criteria for such classification have not yet been met. Specifically, the sale is not expected to be completed within the next 12 months, and the subsidiary continues to be integral to the Bank’s operations. Management will continue to evaluate the status of the divestiture and will reclassify the subsidiary as "held for sale" once all IFRS 5 criteria are satisfied.

Certain members of management hold convertible preferred shares in DRTC. In accordance with the by-laws of DRTC, the convertible preferred shares will convert automatically, upon a change of control event, into an aggregate 28% common share ownership stake in DRTC.

The following table summarizes the preliminary fair value of the assets acquired and liabilities assumed on acquisition:

(thousands of Canadian dollars)
Asset and liabilities acquired at fair value	August 30, 2024

Cash	$6,900
Securities	4,366
Loans	71,559
Fixed asset	314
Prepaid expenses and other	7
Intangible asset	2,592
Goodwill	6,555
Deposits	(73,238)
Accounts payable and other	(39)

Net deferred income tax assets	$19,016

Intangible asset reflects the value of the customer deposit base acquired, which has been assessed to have a useful life of 10 years. Goodwill primarily reflects the value of obtaining an OCC charter national bank licence and the value of future growth prospects and expected business synergies realized as a result of combining the acquired business with the Bank’s existing Receivable Purchase Program business in Canada.

For the year ended October 31, 2024, VersaBank USA contributed $1.4 million and $465,000 to the Bank’s net-interest income and net income respectively.

The costs associated with the acquisition of SBH totaling $5.7 million were spread across fiscal 2022, 2023 and 2024. These costs were included in the Bank’s non-interest expense in the respective fiscal years.